UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 30, 2015 (January 29, 2015)

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Apco Oil and Gas International Inc.
(Exact name of Registrant as Specified in its Charter)

Cayman Islands	0-8933	98-0199453
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Williams Center, 35th Floor, Tulsa, Oklahoma	74172
(Addresses of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (539) 573-2164

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 29, 2015, Apco Oil and Gas International Inc., a Cayman Islands exempted company limited by shares (“Apco” or the “Company”), completed its previously announced merger pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 2, 2014, by and among the Company, Pluspetrol Resources Corporation (“Parent”) and Pluspetrol Black River Corporation, a wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “Merger”).

On the terms and subject to the conditions set forth in the Merger Agreement, each of the Company’s Ordinary Shares, par value $0.01, and Class A Shares, par value $0.01 (collectively, the “Company Shares”), issued and outstanding immediately prior to the effective time of the Merger was cancelled and has ceased to exist. Other than the Company Shares held by the Company or any subsidiary of the Company, Parent or Merger Sub and other than Company Shares held by shareholders that have properly exercised their appraisal rights in accordance with the law of the Cayman Islands, each of the Company Shares issued and outstanding immediately prior to the effective time of the Merger was automatically converted into the right to receive $14.50 in cash (the “Merger Consideration”), without interest and less any applicable withholding tax. Each former holder of the Company Shares has ceased to have any rights as a shareholder, except, as applicable, the right to receive the Merger Consideration.

Based on the aggregate number, immediately prior to the effective time of the Merger, of the Company Shares, the total amount of consideration payable in connection with the Merger was approximately $427 million. Parent financed the transaction with cash on hand.

Trading in the Company Shares on the NASDAQ Global Select Market (“NASDAQ”) was suspended as of the opening of trading on January 29, 2015.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 3, 2014, which is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each Company Share issued and outstanding immediately prior to the effective time of the Merger was cancelled and has ceased to exist, and the Company became a wholly-owned subsidiary of Parent.

In connection with the closing of the Merger, the Company notified NASDAQ on January 29, 2015 of the completion of the Merger and requested that trading of the Company Shares be suspended prior to the commencement of trading on January 29, 2015, and that NASDAQ file with the SEC an application on Form 25 to delist and deregister the Company Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). After the Form 25 becomes effective, which will occur ten days after its filing, the Company will file a Form 15 with the SEC to deregister the Company Shares and to suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The Merger Agreement (and the plan of merger exhibited thereto) was adopted by the Company’s shareholders at an extraordinary general meeting of the Company’s shareholders held on January 26, 2015. The information contained in Item 2.01 regarding the right of holders of the Company Shares to receive the Merger Consideration and the information in Item 5.03 below regarding the amendment and restatement of the Company’s memorandum of association and articles of association is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

On January 29, 2015, the Company completed the Merger with Merger Sub and the other transactions contemplated by the Merger Agreement, which resulted in the Company becoming a wholly-owned subsidiary of Parent. The information contained in Item 2.01 concerning the change in control of the Company and the payment of the Merger Consideration, and the information in Item 5.02 below regarding the replacement of the Company’s directors and officers, is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, at the effective time of the Merger, each of the directors and officers of the Company resigned. PRC Oil & Gas B.V. was appointed as the sole director of the Company. Following the Merger, there are currently no officers of the Company, as permitted under the laws of the Cayman Islands.

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, following the effective time of the Merger, the memorandum of association and articles of association of the Surviving Company (as defined in the Merger Agreement) were amended and restated in their entirety by a special resolution of the shareholders of the Surviving Company in accordance with the articles of association of the Surviving Company and the Companies Law of the Cayman Islands. A copy of the restated memorandum of association and articles of association of the Surviving Company is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

On January 29, 2015 the Company issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 2, 2014, by and among Pluspetrol Resources Corporation, Pluspetrol Black River Corporation and Apco Oil and Gas International Inc. *

3.1	Memorandum of Association and Articles of Association of Apco Oil and Gas International Inc. (as amended and restated on 29 January 2015).

99.1	Press Release issued by Apco Oil and Gas International Inc., dated January 29, 2015.

* Incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 30, 2015	APCO OIL AND GAS INTERNATIONAL INC.

	By:	/s/ María Ximena Storni
María Ximena Storni
Authorized Signatory
PRC Oil and Gas B.V. in its capacity as director

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 2, 2014, by and among Pluspetrol Resources Corporation, Pluspetrol Black River Corporation and Apco Oil and Gas International Inc. *
3.1	Memorandum of Association and Articles of Association of Apco Oil and Gas International Inc. (as amended and restated on 29 January 2015).
99.1	Press Release issued by Apco Oil and Gas International Inc., dated January 29, 2015.

* Incorporated by reference